SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report: November 14, 1996
(Date of earliest event reported)



Nomura Asset Securities Corporation
------------------------------------------------------------------------
(Exact Name of registrant as specified in its charter)

Delaware                       33-48481                        13-3672336
----------                   ----------------               -------------------
(State or Other Juris-       (Commission                      (I.R.S. Employer
diction of Incorporation)    File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York        10281
----------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code:             212-667-9300
                                                        ---------------------



-----------------------------------------------------------------------------
This Document contains exactly    05  Pages.
The Exhibit Index is on Page    05  .

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MDV issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1996 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-48481) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the November 14, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof and 2nd quarter 1996 Quarterly Collateral Summary.

                Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the Crescent Real Estate Funding loan; Royal Palace Hotel Associates loan; Shaner Hotel Group Properties loans; First Industrial Mortgage loan; First Horizon Group, L.P. loan; TUP 130 Company, L.P. loan; Marriot Residence Inn II, L.P. loan; GB Mall, L.P. loan; Bay Plaza Community Center, L.L.C. loan; and Innkeepers Financing loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                       Item 601(a) of
                       Regulation S-K
       Exhibit No.     Exhibit No.             Description

       5.1             99                      Monthly distribution report
                                               pursuant to Section 4.2 of the
                                               Pooling and Servicing Agreement
                                               for the distribution on November
                                               14, 1996.

       5.2             99                      Quarterly Collateral Summary for
                                               the 2nd quarter 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   AMRESCO MANAGEMENT, INC., IN
                                                   ITS CAPACITY AS SERVICER
                                                   UNDER THE POOLING AND
                                                   SERVICING AGREEMENT ON
                                                   BEHALF OF NOMURA ASSET
                                                   SECURITIES CORPORATION,
                                                   REGISTRANT





                                                By: /s/  Daniel B. Kirby
                                                        Daniel B. Kirby,
                                                        Senior Vice President


                                                By: /s/  William J. Sweeney, Jr.
                                                        William J. Sweeney, Jr.,
                                                        Vice President


Date: November 22, 1996

EXHIBIT INDEX


                       Item 601(a) of
                       Regulation S-K
       Exhibit No.     Exhibit No.             Description

       5.1             99                      Monthly distribution report
                                               pursuant to Section 4.2 of the
                                               Pooling and Servicing Agreement
                                               for the distribution on November
                                               14, 1996.

       5.2             99                      Quarterly Collateral Summary for
                                               the 2nd quarter 1996.